Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                            GREKA Energy Corporation
                (Name of Registrant as Specified In Its Charter)

                                       N/A

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[ X ]  No fee required.
[   ]  Fee computed  on  table  below  per  Exchange  Act  Rules
       14a-6(i)(1)  and 0-11.
         1)       Title  of  each  class  of  securities  to  which  transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:
[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                            GREKA Energy Corporation
                          630 Fifth Avenue, Suite 1501
                               New York, NY 10111
November 7, 2000

Dear GREKA Energy shareholder:

         I am pleased to invite you to GREKA Energy's 2000 annual meeting of shareholders. The meeting will be at 10:30 a.m. on Monday December 4, 2000 at 3201 Airpark Drive, Suite 201, Santa Maria, California.

         At the meeting, you and the other shareholders will elect two Class B directors to serve for a three-year term ending in 2003. You also will have the opportunity to hear about the recent significant development in our business.

         We hope you can join us on Monday December 4, 2000. Your vote is important. To vote at the meeting please either attend the meeting or complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope.

         Thank you for your continued support.

                                                     Very truly yours,

                                                     /s/ Randeep S. Grewal
                                                     -----------------------
                                                     Randeep S. Grewal
                                                     Chairman of the Board
                                                     Chief Executive Officer
                                                     and President

                            GREKA Energy Corporation
                    Notice of Annual Meeting of Shareholders

Date:
         Monday December 4, 2000

Time:
         10:30 a.m.

Place:
         3201 Airpark Drive, Suite 201
         Santa Maria, California

Purpose:
         To vote on the following matters:

         1. To elect two Class B directors to serve for a three-year term ending in 2003.

         2. To transact such other business as may properly come before the meeting.

         Further information about the meeting is contained in the accompanying proxy statement. All shareholders of record on November 3, 2000 may vote at this meeting.

         Your vote is important. If you do not plan to attend the meeting, please sign, date and promptly return the enclosed proxy. A postage-paid reply envelope is enclosed for your convenience. A shareholder who submits a proxy may revoke it at any time before the vote is taken at the meeting.

                                            By Order of the Board of Directors

                                            /s/ Susan M. Whalen
                                            ----------------------
                                            Susan M. Whalen
                                            Secretary

November 6, 2000

                            GREKA Energy Corporation
                          630 Fifth Avenue, Suite 1501
                               New York, NY 10111
                                 (212) 218-4680

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                           To Be Held December 4, 2000

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of GREKA Energy Corporation, a Colorado corporation, for use at the annual meeting of shareholders to be held at 3201 Airpark Drive, Suite 201, Santa Maria, California at 10:30 a.m. on Monday December 4, 2000, or at any reconvened meeting after any adjournment or postponement thereof. GREKA Energy anticipates that this proxy statement will be first mailed or given to all GREKA Energy shareholders on or about November 7, 2000.

         The shares represented by properly executed proxies that are received by GREKA Energy before the meeting will be voted at the meeting in accordance with the instructions specified in each proxy. If no directions are specified in the proxy, the subject shares will be voted "For" the nominees for director.

         Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to GREKA Energy, by substituting a new proxy executed at a later date, or by requesting, in person, at the annual meeting that the proxy be returned.

         All of the expenses involved in preparing, assembling and mailing this proxy statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by GREKA Energy. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of GREKA Energy by telephone or personal interview. Those persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of GREKA Energy held on the record date, and GREKA Energy may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

         A copy of GREKA Energy's Annual Report on Form 10-K for the year ended December 31, 1999 is enclosed with this proxy statement. Upon written request, GREKA Energy will provide copies of the exhibits to this report for a charge limited to GREKA Energy's reasonable expenses in furnishing the exhibits. Requests for exhibits should be directed to GREKA Energy Corporation, 630 Fifth Avenue, Suite 1501, New York, NY 10111, Attention: Susan M. Whalen, Secretary.

         The board of directors has fixed the close of business on November 3, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At such date, there were outstanding approximately 3,566,801 shares of common stock, each of which entitles the holder thereof to one vote per share on each matter which may come before the meeting. GREKA Energy has no other class of voting securities outstanding.

         The presence in person or by proxy of one-third of the outstanding shares of common stock is necessary to constitute a quorum at the meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. If a quorum is present, the approval of each matter on the agenda requires that the number of votes cast in favor of the matter exceeds the number of votes cast against the matter. Both abstentions and broker non-votes will be treated as non-votes.

                              ELECTION OF DIRECTORS

Nominees for Election

         The shareholders are asked to vote for George G. Andrews and Dr. Jan F. Holtrop as the two nominees to serve as Class B directors for a three-year term ending in 2003. Mr. Andrews and Dr. Holtrop currently serve as Class B directors whose term expires at this annual meeting.

         Under GREKA Energy's articles of incorporation the directors are divided into three classes: Class A, Class B, and Class C. Each director serves for three years and the class up for election rotates at each annual meeting. At this annual meeting, two Class B directors are to be elected to serve for a three-year term. The other directors listed below will continue to serve for the remainder of their terms. The Class A director serve until the next annual meeting. The Class C directors serve until the second annual meeting from this meeting.

         Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that a properly executed proxy will be voted for the two nominees if there are no contrary instructions specified. Abstentions, broker non-votes, and instructions on a properly executed proxy to withhold authority to vote for any of the nominees will result in that nominee receiving fewer votes. However, the number of votes received for that nominee will not be reduced by that action.

         The nominees have indicated their willingness to serve as directors of GREKA Energy. However, if any nominee declines or is unable to serve, it is the intention of the person designated as the proxy to vote for a substitute who will be designated by the board of directors.

         The board of directors recommends that the shareholders vote "For" the nominees.

         The directors of GREKA Energy are as follows:


                                                                                            Director
Name                                Age      Positions                                      Since
-----------------                   ---      ---------------------------------------        --------------
Randeep S. Grewal                   35       Chairman of the Board, Chief Executive         September 1997
                                             Officer and President, Class A Director
Dr. Jan F. Holtrop                  65       Class B Director                               September 1997
George G. Andrews                   75       Class B Director                               July 1998
Dai Vaughan                         61       Class C Director                               March 1999
Kenton D. Miller                    52       Class C Director                               October 2000



         A brief summary of the recent business and professional experience of each nominee and director continuing in office is presented below:

         Randeep S. Grewal. Mr. Grewal most recently served since April 1997 as Chairman and Chief Executive Officer for Horizontal Ventures, Inc., an oil and gas horizontal drilling technology company which became a subsidiary of GREKA Energy in September 1997. At that time Mr. Grewal assumed responsibility as Chairman of the Board, Chief Executive Officer and President of GREKA Energy and has since established GREKA Energy's strategies and business plan resulting in consistent growth year after year. From 1993 to 1996, Mr. Grewal was the Corporate Vice President for the Rada Group. He has been involved in various joint ventures, acquisitions, mergers and reorganizations since 1986 in the United States, Europe and the Far East within diversified businesses. Mr. Grewal has a Bachelor of Science degree in Mechanical Engineering from Northrop University.

         Dr. Jan Fokke Holtrop. Dr. Holtrop has been a senior Production Technology professor at the Delft University of Technology within the Faculty of Petroleum Engineering and Mining in The Hague, Netherlands since 1989. Prior to his employment with the Delft University, he served in various positions in the Shell Oil Company where he started his career in 1962. Dr. Holtrop has almost forty (40)years of experience within the oil and gas exploration, drilling and production industry with a global hands-on background. Dr. Holtrop has a Ph.D. and a MSC in Mining Engineering from the Delft University of Technology.

         George G. Andrews. Mr. Andrews has been a consultant and private investor since his retirement from the oil and gas industry in 1987. From 1982 until 1987 he was employed as Corporate Vice President of Intercontinental Energy Corporation of Englewood, Colorado and directed the company's land acquisition, lease and management operations. Between June 1981 and November 1982, Mr. Andrews was Vice President of Shelter Hydrocarbons, Inc. of Denver, Colorado where he directed all land management and operation procedures including contract systems and negotiations of acquisition agreements. From 1979 to June of 1981 Mr. Andrews was Senior Landman for the National Cooperative Refinery Association in Denver, Colorado where he was responsible for negotiation and acquisition of oil and gas leases, certifying title requirements and ongoing daily operations in his office. Mr. Andrews obtained his B.S. degree in 1947 from the University of Tulsa, where he majored in Economics.

         Dai Vaughan. A director since March 1999, Mr. Vaughan has been an independent management consultant since 1994 with concentrated experience in business plan development, implementation, and business turn-arounds. From 1985 until 1994, he was with Continental Airlines, most recently as Manager of Aircraft Acquisition. Mr. Vaughan has served in numerous positions in his 44 year career in the aviation industry with British Airways, Eastern Airlines and finally Continental Airlines, including Systems Engineering, Aircraft Maintenance and Aircraft Acquisition. Mr. Vaughan received a HNC degree (B.S. equivalent) in Electrical Engineering.

         Kenton D. Miller. Mr. Miller has served as a director since October 2000. Since 1997, Mr. Miller has been a consultant with GREKA Energy to assist management in property valuations, financial accounting and analysis. From 1991 to 1997, , Mr. Miller provided a variety of consulting and management advisory services oriented to improve financial performance for a diverse group of petroleum related companies while maintaining an income tax practice catering to high networth individuals and their financial interests. Mr. Miller has 30 years of oil and gas experience, primarily with Ladd Petroleum Company, British Petroleum, and Citics Service Oil Company. Mr. Miller became a Registered Professional Engineer in 1984 and a Certified Public Accountant in 1994. Mr. Miller has a Bachelor of Science in Petroleum Engineering from the University of Tulsa.

         During 1999, the board of directors met ten times. No director attended less than 75% of the meetings.

         There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person pursuant to which that director was elected.

         During the past five years, there have been no petitions under the Bankruptcy Act or any state insolvency law filed by or against, nor have there been any receivers, fiscal agents, or similar officers appointed by any court for the business or property of any of GREKA 's directors or executive officers, or any partnership in which any such person was a general partner within two years before the time of such filing, or any corporation or business association of which any such director or executive officer was an executive officer within two years before the time of such filing. During the past five years, no incumbent director or executive officer of GREKA has been convicted of any criminal proceeding (excluding traffic violations and other minor offenses) and no such person is the subject of a criminal prosecution which is presently pending.

Committees of the Board of Directors

         GREKA Energy's audit committee is made up of Messrs. Miller, Andrews and Vaughan and the compensation committee is made up of Messrs. Grewal, Vaughan and Andrews. The board of directors selects director nominees and will consider suggestions by stockholders for names of possible future nominees delivered in writing to the Secretary of GREKA Energy on or before November 30 in any year.

Director Compensation

         Each director who is not an employee of GREKA Energy is reimbursed for expenses incurred in attending meetings of the board of directors and related committees. As of the date of this proxy statement, GREKA Energy has four outside directors. No compensation was paid to any outside director during fiscal 1999.

         On March 17, 1999 when Mr. Vaughan became a director, he was granted an option for 14,000 shares of common stock at an exercise price of $7.75. These options have all now vested.

         On January 31, 2000 in accordance with the terms of GREKA Energy's 1997 Stock Option Plan and at an exercise price of $8.625 per share, Mr. Andrews, Mr. Vaughan and Dr. Holtrop were each granted a vested option to acquire 5,000 shares each of common stock and Mr. Grewal was granted a vested option to acquire 10,000 shares of common stock. In addition Mr. Andrews, Mr. Vaughan, Dr. Holtrop, and Mr. Grewal were each granted an option to acquire 60,000, 60, 000, 50,000, and 400,000, shares respectively of common stock at an exercise price of $8.625 per share in accordance with the terms of the GREKA Energy's 1999 Stock Option Plan all vesting 50% on January 31, 2001 and January 31, 2002. All option grants to these directors were for their services as members of the board of directors.

         GREKA Energy has no knowledge of any arrangement or understanding in existence between any executive officer named above and any other person pursuant to which any such executive officer was or is to be elected to such office or offices. All officers of GREKA Energy serve at the pleasure of the board of directors. No family relationship exists among the directors or executive officers of GREKA Energy. There is no person who is not a designated officer who is expected to make any significant contribution to the business of GREKA Energy. Any officer or agent elected or appointed by the board of directors may be removed by the board whenever in its judgment the best interests of GREKA Energy will be served thereby without prejudice, however, to any contractual rights of the person so removed.

Security Ownership of Certain Beneficial Owners and Management

         The following table presents as of November 1, 2000 the common stock ownership of each person known by GREKA Energy to be the beneficial owner of five percent or more of GREKA Energy's common stock, all directors and officers individually, and all directors and officers of GREKA Energy as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown. GREKA Energy is not aware of any contractual arrangements or pledges of GREKA Energy's securities which may at a subsequent date result in a change of control of GREKA Energy. As of November 1, 2000, there were approximately 3,566,801 shares of GREKA Energy common stock issued and outstanding.

                              Amount of Beneficial
                                    Ownership


     Name and Address
     of Beneficial Owner                                 Common Stock (1)     Percent of Class
     -------------------                                 ------------         ----------------
     Capco Resources Ltd (2)                             490,000                   13.7%
      2922 E. Chapman Avenue, Suite 202
     Orange, CA 92869

     International Publishing Holding Inc.               362,911                   10.2%
     Postbus 84019
     2508 AA The Hague
     The Netherlands

     Randeep S. Grewal                                   370,000(3)                9.6%
     Chairman of the Board, Chief Executive
     Officer,and a Director
     10815 Briar Forest Drive
     Houston, TX 77042

     Dr. Jan F. Holtrop                                  32,501(4)                 <1%
     Director
     Van Alkemadelaan
     2596 AS The Hague
     The Netherlands

     George G. Andrews                                   35,000(5)                 1%
     Director
     7899 West Frost Drive
     Littleton, CO 80123

     Dai Vaughan                                         19,000(6)                 <1%
     Director
     2536 Waterstone Way
     Marietta, GA 30062

     Kenton D. Miller                                    5,000(7)                  <1%
     Director
     212 E. 25th Street
     Tulsa, OK 74114

     All directors and officers as a group               461,501 (8)               11.8%
      (5 persons)



(1) Rule 13d-3 under the Securities Exchange Act of 1934 involving the determination of beneficial owners of securities, includes as beneficial owners of securities any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security.

(2) Greka has the voting rights to the 490,000 shares owned by Capco Resources Ltd. whereby Capco must vote these shares at the direction of Greka's management.

(3) Includes options presently exercisable to acquire 270,000 shares of GREKA Energy common stock, 100,000 shares of GREKA Energy common stock held individually by Mr. Grewal.

(4) Includes options presently exercisable to acquire 25,000 shares of GREKA Energy common stock.

(5) Consists of options presently exercisable to acquire 30,000 shares of GREKA Energy common stock.

(6) Consists of options presently exercisable to acquire 19,000 shares of GREKA Energy common stock.

(7) Consists of options presently exercisable to acquire 5,000 shares of GREKA Energy common stock.

(8) Includes option presently exercisable to acquire 349,000 shares of GREKA Energy common stock held by directors and an executive officer of GREKA Energy.

Section 16(a) Beneficial Ownership Reporting Compliance

         Based solely on a review of reports filed with GREKA Energy, all directors, executive officers and beneficial owners of more than ten percent of GREKA Energy common stock timely filed all reports regarding transactions in GREKA Energy's securities required to be filed during the last fiscal year by
Section 16(a) of the Securities Exchange Act of 1934.

Executive Compensation

                           Summary Compensation Table

                                          Annual Compensation          Long Term      Compensation
                                                                      Restricted        Securities
Name and principal                                                   stock awards       underlying       All other
    position              Year       Salary ($)      Bonus ($)(1)        ($)           options/SARS     compensation
-------------------       ----       ----------      ------------    ------------     -------------     ------------
Randeep S. Grewal,        1999        $248,400          --             --                   --           $12,000(4)-
Chairman and  Chief       1998        $120,000          --             $367,500(2)       110,000         $ 4,200(4)
Executive Officer         1997        $120,000          --             $20,000(3)        150,000          ---------


(1) GREKA Energy did not pay its executive officers any bonuses during the three fiscal years ended December 31, 1999.

(2) Awarded pursuant to the First Amendment to Employment Agreement dated October 14, 1998 and valued at the fair market value on such date.

(3) Awarded pursuant to the Agreement and Plan of Acquisition between Petro Union, Inc. and Horizontal Ventures, Inc. dated June 13, 1997 and valued at the fair market value on such date.

(4)      Auto expense allowance.

         No other form of compensation was paid during 1997,1998 or 1999. No other officer, director or employee of GREKA Energy or its subsidiaries received total compensation in excess of $100,000 during the last three fiscal years.

                    Option/SAR Grants in Last Fiscal Year (1)
                               (Individual Grants)


                           Number of      Percent of total
                          Securities        options/SARS
                          Underlying         granted to       Exercise or
                         Options/SARS       employees in       base price     Expiration
        Name              granted(#)         fiscal year         ($/Sh)          date
  -----------------      ------------     ----------------    -----------     ----------
  Randeep S. Grewal         -----               ----              ----           ----



(1) To date GREKA Energy has granted 1,400,000 options to acquire common stock, of which 1,025,000 were granted in 2000.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values


                                                                Number of unexercised
                                                                   options SARS at         Value of unexercised
                                                                      FY-end (#)        in-the-money options/SARS
                           Shares acquired    Value realized         exercisable/        at FY-end ($) exercisable/
         Name              on exercise (#)          ($)             unexercisable             unexercisable
  ------------------       ---------------    --------------    ---------------------   --------------------------
   Randeep S. Grewal                                                  260,000/0               $1,657,500/$0



Employment Contracts and Termination Agreements

         On September 9, 1997, GREKA Energy entered into a five-year employment agreement with Randeep S. Grewal. This agreement was amended on October 14, 1998, and on November 3, 1999 the Board of Directors adopted an amended and restated employment agreement for Mr. Grewal (the "Restated Agreement"). Under the terms of the Restated Agreement, Mr. Grewal's annual salary is $287,500 subject to an annual increase effective on the anniversary date. Mr. Grewal participates in GREKA Energy's benefit plans and is entitled to bonuses and incentive compensation as determined by the board of directors of GREKA Energy. The Restated Agreement also allows Mr. Grewal to receive an assignment of a 2% overriding royalty of all oil and gas production of GREKA Energy and to receive fringe benefits which include an automobile allowance of $1,000 per month. Under the original agreement, 30,000 shares of GREKA Energy common stock were issued to Mr. Grewal.

         The term of the Restated Agreement is through the fifth anniversary of December 31, 1999; however, it automatically rolls over so that it is a minimum of three years unless sixty days prior to any anniversary date the Company notifies Mr. Grewal that the change of control period shall not be extended. A change of control termination clause was added which is intended to deter hostile changes of control by providing a substantial termination payment should Mr. Grewal terminate his employment or be terminated as a result of a change of control. The Restated Agreement is terminable for cause or by the death or disability of Mr. Grewal. In addition, the Restated Agreement may be terminated by Mr. Grewal in the event of any diminution by GREKA Energy in Mr. Grewal's position, authority, duties or responsibilities. Upon termination of the Restated Agreement by GREKA Energy for any reason other than for cause, death or disability, or upon termination of the Restated Agreement by Mr. Grewal in the event of any diminution by GREKA Energy in Mr. Grewal's position, authority, duties or responsibilities, GREKA Energy is obligated to pay within 30 days after the date of termination: (a) Mr. Grewal's base salary through the date of the severance period, (b) Mr. Grewal's base salary for the balance of the term of the agreement if the date of termination is within the first five years of the employment agreement (base salary is the salary rate in effect at the date of termination), (c) the annual bonus paid to Mr. Grewal for the last full fiscal year during the employment period, and (d) all amounts of deferred compensation, if any.

Future Transactions

         All transactions between GREKA Energy and an officer, director, principal stockholder or affiliate of GREKA Energy will be approved by a majority of the uninterested directors, only if they have determined that the transaction is fair to GREKA Energy and its shareholders and that the terms of such transaction are no less favorable to GREKA Energy than could be obtained from unaffiliated parties.

                                PERFORMANCE GRAPH

         The following performance graph compares the cumulative total stockholders return on Greka's common stock for the period of December 19, 1997 to September 30, 2000 with the cumulative total return of the Industrial Index for Oil & Gas Drilling & Exploration published by Media Gereral Financial Services and the Standard & Poor's 500 Stock Index.

                                    (GRAPH)

Assumes $100 invested on December 19, 1997 in Greka Energy Corporation, Industry Index for Oil and Gas Drilling & Exploration and S&P 500 Stock Index.

*Total return assumes reinvestment of dividends.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         On February 18, 1999, GREKA Energy engaged Arthur Andersen LLP to replace Bateman & Co., Inc., P.C. as GREKA Energy's independent accountant to audit its financial statements for the year ended December 31, 1998. Bateman & Co., Inc., P.C. was dismissed as GREKA Energy's independent accountant on the same date. The board of directors approved this change in its independent accountant. The board of directors also selected Arthur Andersen as the independent certified public accountants to audit GREKA Energy's financial statements for the years ending December 31,1999 and 2000.

         Representatives of Arthur Andersen are expected to be present at the annual meeting and be available to respond to appropriate questions. They will have the opportunity to make a statement if they desire to do so.

         The independent auditor's report of Bateman & Co., Inc., P.C. for GREKA Energy's financial statements for the year ended December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

         During GREKA Energy's three most recent fiscal years and through the date of the dismissal of Bateman & Co., Inc., P.C., GREKA Energy did not have any disagreements with Bateman & Co., Inc., P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                                  OTHER MATTERS

         The board of directors does not know of any other matters to be brought before the annual meeting. If any other matters not mentioned in this proxy statement are properly brought before the annual meeting, the individual named in the enclosed proxy intends to vote such proxy in accordance with his best judgment on such matters.

Future Shareholder Proposals

         Any GREKA Energy shareholder proposal for the annual meeting of shareholders presently scheduled to be held in 2001 must be received by GREKA Energy by November 30, 2000 for the proposal to be included in the GREKA Energy proxy statement and form of proxy for that meeting.

                                By Order of the Board of Directors

                                /s/ Randeep S. Grewal
                                ---------------------
                                Randeep S. Grewal, Chairman of the Board,
                                Chief Executive Officer and President

November 6, 2000

GREKA Energy Corporation
630 Fifth Avenue, Suite 1501
New York, New York 10111

         PROXY

                This Proxy is Solicited by the Board of Directors
           For the Annual Meeting of Shareholders on December 4, 2000

         The undersigned hereby appoints Randeep S. Grewal, Chairman of the Board, Chief Executive Officer and President of GREKA Energy Corporation, with full power of substitution, the proxy of the undersigned to represent and vote, as designated below, all shares of GREKA Energy common stock standing in the name of the undersigned with the powers the undersigned would posses if personally present at the annual meeting of the shareholders of GREKA Energy Corporation to be held on December 4, 2000 at 10:30 a.m. at 3201 Airpark Drive, Suite 201, Santa Maria, California, and at any reconvened meeting after any adjournment or postponement thereof.

         1. To elect the following nominees as Class B directors to serve for a three-year term ending in 2003:

                  George G. Andrews        [   ] FOR        [   ] WITHHOLD

                  Dr. Jan F. Holtrop       [   ] FOR        [   ] WITHHOLD



The GREKA Energy board of directors recommends that you vote "For" both of the above nominees.

         2. On any and all other matters that may properly come before the meeting.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

         If no specific directions are given, this Proxy will be voted "For" both of the above Class B director nominees.

         This proxy also confers discretionary authority to the proxy to vote on any other matters that may properly be presented at the meeting. As of the date of the accompanying proxy statement, GREKA Energy management did not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, this proxy will be voted in accordance with the recommendations of GREKA Energy management.

         Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

         ----------------------------                ---------------------------
         Print Name                                  Signature of Shareholder

         ----------------------------                ---------------------------
         Number of Shares                            Signature if Held Jointly

                                                     ---------------------------
                                                     Date

                                        2